NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports Fourth Quarter and Full Year Results Fourth Quarter Net Income Grew 29.8% and Return on Equity of 23.0% Record Annual Pre-Tax Underwriting Income of $1.0 Billion and Record Net Income of $1.4 Billion

Greenwich, CT, January 26, 2023 - W. R. Berkley Corporation (NYSE: WRB) today reported its fourth quarter and full year 2022 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	Fourth Quarter		Twelve Months
	2022	2021	2022	2021

Gross premiums written	$2,914,877	$2,766,688	$11,909,052	$10,700,134
Net premiums written	2,427,907	2,275,509	10,004,070	8,862,867

Net income to common stockholders	382,223	294,430	1,381,062	1,022,490
Net income per diluted share (1)	1.37	1.06	4.94	3.66

Operating income (2)	323,329	284,323	1,223,934	951,861
Operating income per diluted share (1)	1.16	1.02	4.38	3.40

Return on equity (3)	23.0%	18.7%	20.8%	16.2%
Operating return on equity (2) (3)	19.4%	18.0%	18.4%	15.1%

(1)The 2021 per share amounts were restated for comparative purposes to reflect the 3-for-2 common stock split effected on March 23, 2022.
(2)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses.
(3)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

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Fourth quarter highlights included:
•Return on equity of 23.0%.
•Book value per share grew 8.1%, before dividends and share repurchases.
•Net investment income grew 40.2% to a record $231.3 million.
•Record quarterly pre-tax underwriting income of $291.9 million.
•The current accident year combined ratio before catastrophe losses of 1.2 loss ratio points was 87.2%.
•The reported combined ratio was 88.4%, including catastrophe losses of $30.8 million.
•Average rate increases excluding workers' compensation were approximately 6.9%.
Full year highlights included:
•Return on equity of 20.8%.
•Book value per share grew 6.1%, before dividends and share repurchases.
•Record annual pre-tax underwriting income and net income of $1.0 billion and $1.4 billion, respectively.
•Gross and net premiums written grew 11.3% and 12.9% to records $11.9 billion and $10.0 billion, respectively.
•Average rate increases excluding workers' compensation were approximately 7.5%.
•Net investment income grew 16.0% to a record $779.2 million.
•Operating cash flow increased 17.6% to a record of approximately $2.6 billion.
•Total capital returned to shareholders was $329.3 million, consisting of $132.6 million of special dividends, $102.6 million of regular dividends and $94.1 million of share repurchases.

The Company commented:
Our exceptional 23.0% annualized return on beginning equity in the fourth quarter of 2022 capped a record-setting year, characterized by continued growth, strong underwriting performance and increasing net investment income.

Net premiums written advanced nearly 7% in the fourth quarter, with further growth in areas of business that are achieving or exceeding our targeted risk-adjusted return on equity. We continue to thoughtfully position our book of business to navigate the uncertainties of the current inflationary environment and carefully evaluate the opportunities available to profitably deploy capital as we continue to expand our business.

Net investment income grew by 40% during the quarter and core net investment income grew by 75%. The short duration and high quality of our fixed-maturity portfolio, combined with record annual cash flow, allowed us to invest more funds at higher interest rates and increase book value per share for the full year by 6.1%, before dividends and share repurchases.

During 2022, our Company performed exceptionally well. Our results demonstrated how our core knowledge in underwriting and investing, combined with our focus on risk-adjusted return, allowed us to better navigate risks and embrace opportunities to deliver superior results for our shareholders. We remain encouraged about the opportunities that we see in 2023 and beyond.

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Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on January 26, 2023, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/news-and-events/events-and-presentations/default.aspx. Please log on at least ten minutes early to register and download and install any necessary software. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2023 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cybersecurity-related risks; natural and man-made catastrophic losses, including as a result of terrorist activities; the ongoing COVID-19 pandemic; the impact of climate change, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition; foreign currency and political risks (including those associated with the United Kingdom's withdrawal from the European Union, or "Brexit") relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or cyber security issues; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2023 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

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Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Fourth Quarter		Twelve Months
	2022	2021	2022	2021
Revenues:
Net premiums written	$2,427,907	$2,275,509	$10,004,070	$8,862,867
Change in unearned premiums	85,317	(72,076)	(442,641)	(756,836)
Net premium earned	2,513,224	2,203,433	9,561,429	8,106,031
Net investment income	231,283	165,003	779,185	671,618
Net investment gains:
Net realized and unrealized gains on investments	77,647	17,551	217,311	106,958
Change in allowance for credit losses on investments	(2,549)	(5,322)	(14,914)	(16,326)
Net investment gains	75,098	12,229	202,397	90,632
Revenues from non-insurance businesses	164,338	172,225	509,548	489,151
Insurance service fees	28,260	24,326	110,544	93,857
Other Income	1,599	1,014	3,396	4,177
Total Revenues	3,013,802	2,578,230	11,166,499	9,455,466
Expenses:
Loss and loss expenses	1,522,104	1,330,330	5,861,750	4,953,960
Other operating costs and expenses	822,248	692,252	2,961,505	2,599,270
Expenses from non-insurance businesses	159,127	163,698	493,189	472,151
Interest expense	31,902	37,333	130,374	147,180
Total expenses	2,535,381	2,223,613	9,446,818	8,172,561
Income before income tax	478,421	354,617	1,719,681	1,282,905
Income tax expense	(96,437)	(60,313)	(334,727)	(251,890)
Net Income before noncontrolling interests	381,984	294,304	1,384,954	1,031,015
Noncontrolling interest	239	126	(3,892)	(8,525)
Net income to common stockholders	$382,223	$294,430	$1,381,062	$1,022,490

Net income per share (1):
Basic	$1.38	$1.06	$4.99	$3.69
Diluted	$1.37	$1.06	$4.94	$3.66

Average shares outstanding (1) (2):
Basic	276,625	276,654	276,852	277,430
Diluted	278,888	278,535	279,461	279,749

(1)The 2021 per share amounts were restated for comparative purposes to reflect the 3-for-2 common stock split effected on March 23, 2022.
(2)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Fourth Quarter		Twelve Months
	2022	2021	2022	2021
Insurance:
Gross premiums written	$2,607,497	$2,463,050	$10,583,785	$9,471,667
Net premiums written	2,147,121	2,002,584	8,784,146	7,743,814
Net premiums earned	2,207,057	1,926,456	8,369,062	7,077,708
Pre-tax income	403,473	357,399	1,455,658	1,219,798
Loss ratio	61.4%	60.5%	61.3%	61.1%
Expense ratio	27.8%	27.6%	27.9%	28.3%
GAAP Combined ratio	89.2%	88.1%	89.2%	89.4%

Reinsurance & Monoline Excess:
Gross premiums written	$307,380	$303,638	$1,325,267	$1,228,467
Net premiums written	280,786	272,925	1,219,924	1,119,053
Net premiums earned	306,167	276,977	1,192,367	1,028,323
Pre-tax income	107,161	74,378	316,527	270,563
Loss ratio	54.2%	59.7%	61.3%	61.0%
Expense ratio	28.6%	28.7%	28.4%	29.7%
GAAP Combined ratio	82.8%	88.4%	89.7%	90.7%

Corporate and Eliminations:
Net investment gains	$75,098	$12,229	$202,397	$90,632
Interest expense	(31,902)	(37,333)	(130,374)	(147,180)
Other revenues and expenses	(75,409)	(52,056)	(124,527)	(150,908)
Pre-tax loss	(32,213)	(77,160)	(52,504)	(207,456)

Consolidated:
Gross premiums written	$2,914,877	$2,766,688	$11,909,052	$10,700,134
Net premiums written	2,427,907	2,275,509	10,004,070	8,862,867
Net premiums earned	2,513,224	2,203,433	9,561,429	8,106,031
Pre-tax income	478,421	354,617	1,719,681	1,282,905
Loss ratio	60.6%	60.4%	61.3%	61.1%
Expense ratio	27.8%	27.8%	28.0%	28.5%
GAAP Combined ratio	88.4%	88.2%	89.3%	89.6%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Fourth Quarter		Twelve Months
	2022	2021	2022	2021
Net premiums written:
Other liability	$838,516	$744,972	$3,408,254	$2,914,651
Short-tail lines (1)	431,528	392,430	1,749,926	1,482,687
Workers' compensation	281,070	269,060	1,221,804	1,148,912
Commercial automobile	308,746	297,663	1,257,659	1,120,566
Professional liability	287,261	298,459	1,146,503	1,076,998
Total Insurance	2,147,121	2,002,584	8,784,146	7,743,814
Casualty reinsurance	201,851	199,263	785,631	724,595
Monoline excess	29,798	27,346	222,521	212,022
Property reinsurance	49,137	46,317	211,772	182,436
Total Reinsurance & Monoline Excess	280,786	272,925	1,219,924	1,119,053
Total	$2,427,907	$2,275,509	$10,004,070	$8,862,867

Current accident year losses from catastrophes (including COVID-19 related losses):
Insurance	$24,592	$41,462	$126,393	$150,326
Reinsurance & Monoline Excess	6,253	7,000	85,317	51,721
Total	$30,845	$48,462	$211,710	$202,047

Net Investment income:
Core portfolio (2)	$186,897	$107,027	$588,873	$413,928
Investment funds	23,180	50,476	145,099	220,014
Arbitrage trading account	21,206	7,500	45,213	37,676
Total	$231,283	$165,003	$779,185	$671,618

Net realized and unrealized gains on investments:
Net realized (losses) gains on investments	$(10,422)	$(5,812)	$217,943	$145,413
Change in unrealized gains (losses) on equity securities	88,069	23,363	(632)	(38,455)
Total	$77,647	$17,551	$217,311	$106,958

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$699,227	$612,179	$2,673,903	$2,306,727
Insurance service expenses	25,071	22,186	96,419	86,003
Net foreign currency losses (gains)	34,130	(6,508)	(50,930)	(25,725)
Debt extinguishment costs	—	—	—	11,521
Other costs and expenses	63,820	64,395	242,113	220,744
Total	$822,248	$692,252	$2,961,505	$2,599,270

Cash flow from operations	$795,301	$659,593	$2,568,604	$2,183,987

Reconciliation of net income to operating income:
Net income	$382,223	$294,430	$1,381,062	$1,022,490
Pre-tax investment gains, net of related expenses	(75,098)	(12,317)	(199,087)	(87,712)
Income tax expense	16,204	2,210	41,959	17,083
Operating income after-tax (3)	$323,329	$284,323	$1,223,934	$951,861

(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses). Net investment gains (losses) are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	December 31, 2022	December 31, 2021

Net invested assets (1)	$24,545,672	$23,705,508
Total assets	33,861,099	32,086,414
Reserves for losses and loss expenses	17,011,223	15,390,888
Senior notes and other debt	1,828,823	2,259,416
Subordinated debentures	1,008,371	1,007,652
Common stockholders' equity (2)	6,748,332	6,653,011
Common stock outstanding (3) (4)	264,546	265,171
Book value per share (4) (5)	25.51	25.09
Tangible book value per share (4) (5)	24.58	24.27

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)As of December 31, 2022, reflected in common stockholders' equity are after-tax unrealized investment losses of $893 million and unrealized currency translation losses of $372 million. As of December 31, 2021, after-tax unrealized investment gains were $91 million and unrealized currency translation losses were $373 million.
(3)During the twelve months ended December 31, 2022, the Company repurchased 1,370,394 shares of its common stock for $94.1 million. During the three months ended December 31, 2022, the Company repurchased 1,264,090 shares of its common stock for $87.6 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)The 2021 per share amounts were restated for comparative purposes to reflect the 3-for-2 common stock split effected on March 23, 2022.
(5)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

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Investment Portfolio
December 31, 2022
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$892,258	3.6%
State and municipal:
Special revenue	1,721,497	7.0%
Local general obligation	441,097	1.8%
State general obligation	416,713	1.7%
Corporate backed	199,639	0.8%
Pre-refunded	158,840	0.7%
Total state and municipal	2,937,786	12.0%
Mortgage-backed securities:
Agency	901,332	3.7%
Commercial	528,609	2.1%
Residential - Prime	235,315	1.0%
Residential - Alt A	3,762	0.1%
Total mortgage-backed securities	1,669,018	6.9%
Asset-backed securities	3,982,773	16.2%
Corporate:
Industrial	3,252,999	13.3%
Financial	2,470,372	10.1%
Utilities	551,048	2.2%
Other	429,573	1.7%
Total corporate	6,703,992	27.3%
Foreign government	1,401,522	5.7%
Total fixed maturity securities (1)	17,587,349	71.7%
Equity securities available for sale:
Common stocks	982,751	4.0%
Preferred stocks	203,143	0.8%
Total equity securities available for sale	1,185,894	4.8%
Cash and cash equivalents (2)	1,686,819	6.9%
Investment funds (3)	1,607,756	6.5%
Real estate	1,340,622	5.4%
Arbitrage trading account	944,230	3.9%
Loans receivable	193,002	0.8%
Net invested assets	$24,545,672	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 2.4 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(3)Investment funds are net of related liabilities of $0.8 million.